Note 9 - Goodwill and Other Intangible, Net - Estimated Amortization Expense (Details) - USD ($) $ in Thousands	Dec. 31, 2017	Dec. 31, 2016
2018	$ 49
2019	49
2020	49
2021	49
2022	49
Thereafter	171
Total	$ 416	$ 465